                                                                    Exhibit 99.4

                             SS&C TECHNOLOGIES, INC.

          UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

The following unaudited pro forma combined condensed financial statements give effect to the acquisition by SS&C Technologies, Inc. (the "Company") of substantially all of the assets and certain liabilities of the Digital Visions business unit of Netzee, Inc. ("Digital Visions") on November 15, 2001 in a transaction to be accounted for as a purchase. The unaudited pro forma balance sheet is based on the individual balance sheets of the Company and Digital Visions and has been prepared to reflect the acquisition by the Company of Digital Visions as of September 30, 2001. The unaudited pro forma statement of operations is based on the individual statements of operations of the Company and Digital Visions and combines the results of operations of the Company and of Digital Visions for the year ended December 31, 2000 and the nine-month period ended September 30, 2001 as if the acquisition occurred on January 1, 2000.

These unaudited pro forma financial statements reflect a preliminary allocation of the purchase price to the assets and liabilities acquired based on currently available information. The actual allocation of purchase price and the resulting effect on income from operations may differ significantly from the pro forma amounts included herein.

These unaudited pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company and Digital Visions. The pro forma financial statements are for informational purposes only and do not necessarily reflect future results of operations or what the results of operations would have been had the Company and Digital Visions been operating as a combined entity for a specified period. The pro forma adjustments are based on the information and assumptions available at the time of the filing.

                             SS&C TECHNOLOGIES, INC.
              Unaudited Pro Forma Combined Condensed Balance Sheet
                               September 30, 2001
                              Dollars in thousands

                                                       HISTORICAL         HISTORICAL         PRO
                                                   SS&C TECHNOLOGIES   DIGITAL VISIONS       FORMA              PRO
                                                     SEPTEMBER 30,      SEPTEMBER 30,     ADJUSTMENTS          FORMA
                                                          2001              2001            (NOTE 2)          COMBINED
                                                   -----------------   ---------------    -----------         --------
ASSETS
Current assets
  Cash and cash equivalents                        $          24,125   $            --    $    (1,350) (A)    $ 22,775
  Investments in marketable securities                        34,606                --             --           34,606
  Accounts receivable, net                                     7,959               480             --            8,439
  Prepaid expenses and other current assets                    1,679                44             --            1,723
  Deferred income taxes                                        2,020                --             --            2,020
                                                   -----------------   ---------------    -----------         --------
Total current assets                                          70,389               524         (1,350)          69,563

Property and equipment:
  Leasehold improvements                                       3,191                39             --            3,230
  Equipment, furniture, and fixtures                          17,595               733           (261) (D)      18,067
                                                   -----------------   ---------------    -----------         --------
                                                              20,786               772           (261)          21,297
  Less accumulated depreciation                              (12,760)             (261)           261  (D)     (12,760)
                                                   -----------------   ---------------    -----------         --------
  Net property and equipment                                   8,026               511             --            8,537

Deferred income taxes                                          7,641                --             --            7,641
Goodwill, net                                                     81                --             --               81
Intangible and other assets, net                               2,063               570           (570) (B)
                                                                  --                --            972  (C)       3,035
                                                   -----------------   ---------------    -----------         --------
Total assets                                       $          88,200   $         1,605    $      (948)        $ 88,857
                                                   =================   ===============    ===========         ========


LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
  Current portion of long-term debt                $               7   $            --    $        --         $      7
  Accounts payable                                             1,501               292           (234) (F)       1,559
  Income taxes payable                                           322                --             --              322
  Accrued employee compensation and benefits                   1,805               137             --            1,942
  Other accrued expenses                                       1,460                --             --            1,460
  Deferred maintenance and other revenue                      11,224                --             --           11,224
                                                   -----------------   ---------------    -----------         --------
Total current liabilities                                     16,319               429           (234)          16,514


Commitments and contingencies                                     --                --             --               --

Stockholders' equity:
  Common stock                                                   162                --             --              162
  Additional paid in capital                                  89,058                --             --           89,058
  Accumulated other comprehensive income                         498                --             --              498
  Accumulated deficit                                        (10,285)            1,176         (1,176) (E)     (10,285)
                                                   -----------------   ---------------    -----------         --------
                                                              79,433             1,176         (1,176)          79,433
  Less: cost of common stock in treasury                       7,552                --             --            7,552
                                                   -----------------   ---------------    -----------         --------
Total stockholders' equity                                    71,881             1,176         (1,176)          71,881
                                                   -----------------   ---------------    -----------         --------
Total liabilities and stockholders' equity         $          88,200   $         1,605    $    (1,410)        $ 88,395
                                                   =================   ===============    ===========         ========


See accompanying notes to the Unaudited Pro Forma Combined Condensed Financial Statements.

                             SS&C TECHNOLOGIES, INC.
         Unaudited Pro Forma Combined Condensed Statement of Operations
                          Year Ended December 31, 2000
                   Dollars in thousands, except per share data

                                                              Historical Digital Visions (Note 1)
                                                              -----------------------------------
                                              HISTORICAL        JANUARY 1,           FEBRUARY 29,       PRO
                                          SS&C TECHNOLOGIES      2000 TO               2000 TO          FORMA            PRO
                                             DECEMBER 31,      FEBRUARY 28,            DECEMBER      ADJUSTMENTS        FORMA
                                                 2000             2000                31, 2000         (NOTE 3)        COMBINED
                                          -----------------   -------------          ------------    -----------       --------
Revenues                                  $          60,014     $       246          $       1,714   $         --      $   61,974
                                          -----------------   -------------          ------------    -----------       --------
Cost of revenues                                     23,028             222                 8,517         (7,210) (G)
                                                                                                             196  (H)    24,753
                                          -----------------   -------------          ------------    -----------       --------
Gross profit                                         36,986              24                (6,803)         7,014         37,221
                                          -----------------   -------------          ------------    -----------       --------
Operating expenses:
  Selling and marketing                              12,332             148                   762                        13,242
  Research and development                           14,239              --                    --                        14,239
  General and administrative                         12,615             509                 4,069           (130) (I)
                                                                                                          (1,747) (J)    15,316
                                          -----------------   -------------          ------------    -----------       --------
          Total operating expenses                   39,186             657                 4,831         (1,877)        42,797
                                          -----------------   -------------          ------------    -----------       --------
Operating loss                                       (2,200)           (633)              (11,634)         8,891         (5,576)
                                          -----------------   -------------          ------------    -----------       --------
Interest income (expense), net                        2,855            (194)                  (13)                        2,648
Other income, net                                     2,678              --                    --                         2,678
                                          -----------------   -------------          ------------    -----------       --------
Income (loss) before income taxes                     3,333            (827)              (11,647)         8,891           (249)
Provision (benefit) for income taxes                  1,161              --                (3,769)         2,336  (K)      (272)
                                          -----------------   -------------          ------------    -----------       --------
Net income (loss)                         $           2,172            (827)         $     (7,878)   $     6,555       $     23
                                          =================   =============          ============    ===========       ========
Basic earnings (loss) per share           $            0.14                                                            $   0.00
                                          =================                                                            ========
Basic weighted average number of
common shares outstanding                            15,918                                                              15,918
                                          =================                                                            ========
Diluted earnings (loss) per share         $            0.14                                                            $   0.00
                                          =================                                                            ========
Diluted weighted average number of
common and common equivalent
shares outstanding                                   15,962                                                              15,962
                                          =================                                                            ========

See accompanying notes to the Unaudited Pro Forma Combined Condensed Financial Statements.

                             SS&C TECHNOLOGIES, INC.
         Unaudited Pro Forma Combined Condensed Statement of Operations
                      Nine Months Ended September 30, 2001
                   Dollars in thousands, except per share data

                                           HISTORICAL         HISTORICAL        PRO
                                        SS&C TECHNOLOGIES   DIGITAL VISIONS     FORMA               PRO
                                          SEPTEMBER 30,       SEPTEMBER       ADJUSTMENTS          FORMA
                                             2001              30, 2001        (NOTE 3)          COMBINED
                                        -----------------   ---------------   -----------        --------
Revenues                                $          41,248   $         2,481   $        --        $ 43,729
                                        -----------------   ---------------   -----------        --------
Cost of revenues                                   14,850             8,446        (6,411) (A)
                                                                                      147  (B)     17,032
                                        -----------------   ---------------   -----------        --------
Gross profit                                       26,398            (5,965)        6,264          26,697
                                        -----------------   ---------------   -----------        --------
Operating expenses:
  Selling and marketing                             8,770               989            --           9,759
  Research and development                          8,827                --            --           8,827
  General and administrative                        7,969             3,061          (117) (C)
                                                                                   (1,572) (D)      9,341
  Impairment charge                                    --            14,509       (14,509) (E)         --
                                        -----------------   ---------------   -----------        --------
          Total operating expenses                 25,566            18,559       (16,198)         27,927
                                        -----------------   ---------------   -----------        --------
Operating loss                                        832           (24,524)       22,462          (1,230)
                                        -----------------   ---------------   -----------        --------
Interest income, net                                2,069                --            --           2,069
Other income, net                                   1,644                --            --           1,644
                                        -----------------   ---------------   -----------        --------
Income (loss) before income taxes                   4,545           (24,524)       22,462           2,483
Provision (benefit) for income taxes                1,735            (2,519)        1,694 (F)         910
                                        -----------------   ---------------   -----------        --------
Net income (loss)                       $           2,810   $       (22,005)  $    20,768        $  1,573
                                        =================   ===============   ===========        ========
Basic earnings (loss) per share         $            0.19                                        $   0.10
                                        =================                                        ========
Basic weighted average number of
common shares outstanding                          15,040                                          15,040
                                        =================                                        ========
Diluted earnings (loss) per share       $            0.19                                        $   0.10
                                        =================                                        ========
Diluted weighted average number of
common and common equivalent
shares outstanding                                 15,168                                          15,168
                                        =================                                        ========

See accompanying notes to the Unaudited Pro Forma Combined Condensed Financial Statements.

SS&C TECHNOLOGIES, INC.
NOTES TO THE UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

Note 1 - The Transaction

On November 15, 2001, SS&C Technologies, Inc. (the "Company") acquired substantially all of the assets and assumed certain liabilities of the Digital Visions business unit of Netzee, Inc. for $1,350,000 in a transaction accounted for as a purchase. For the purposes of these unaudited pro forma combined condensed financial statements, the purchase price has been allocated to tangible assets acquired and liabilities assumed based on the book value of Digital Visions' assets and liabilities which management believes approximate their fair value. In addition, the excess of purchase price over the net tangible assets acquired of approximately $972,000 has been recorded within Intangible and Other Assets on the Unaudited Pro Forma Combined Condensed Balance Sheet.

On March 7, 2000, Netzee, Inc. ("Netzee") acquired substantially all the assets of Digital Visions and assumed certain of its liabilities. Subsequent to March 7, 2000, Netzee managed the assets and assumed liabilities of the former Digital Visions as a business unit. The acquisition has been accounted for effective February 28, 2000. Accordingly, the Unaudited Pro Forma Combined Condensed Statement of Operations for the Year Ended December 31, 2000 reflects the operations of Digital Visions for the period January 1, 2000 through February 28, 2000 and subsequently the operations of the Digital Visions business unit of Netzee, including any purchase accounting adjustments resulting from the Netzee acquisition of Digital Visions, for the period February 29, 2000 through December 31, 2000.


Note 2 - Unaudited Pro Forma Combined Condensed Balance Sheet

The following adjustments were applied to the historical balance sheet of the Company and Digital Visions at September 30, 2001 to arrive at the unaudited pro forma combined condensed balance sheet:

         (A)      To record cash payment for the purchase of Digital Visions.

         (B) To eliminate intangible assets recorded by Digital Visions resulting from Netzee, Inc.'s acquisition of Digital Visions on March 7, 2000.

         (C) To record the excess of the purchase price over the net tangible assets acquired resulting from the Company's acquisition of substantially all of the assets of the Digital Visions business unit of Netzee, Inc. This amount represents acquired technology and will be amortized over a five-year period.

         (D)      To adjust property and equipment to its new fair value basis.

         (E) To eliminate the parent's equity of Digital Visions as a result of the purchase transaction.

         (F) To record the estimated transaction costs associated with the acquisition.

SS&C TECHNOLOGIES, INC.
NOTES TO THE UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

Note 3 - Unaudited Pro Forma Combined Condensed Statements of Operations

The following adjustments were applied to the historical statements of operations for the Company and Digital Visions for the year ended December 31, 2000 and the nine-month period ended September 30, 2001 to arrive at the unaudited pro forma combined condensed statements of operations of the respective periods as though the acquisition took place on January 1, 2000:

         (A) To eliminate amortization of intangible assets recorded by Digital Visions for the nine-month period ended September 30, 2001 resulting from Netzee, Inc.'s acquisition of Digital Visions on March 7, 2000.

         (B) To record amortization of intangible assets for the nine-month period ended September 30, 2001 resulting from the Company's acquisition of the assets of the Digital Visions business unit from Netzee, Inc. Amortization expense was calculated on a straight-line basis over the estimated useful life of the intangible assets acquired of five years.

         (C) To eliminate corporate overhead charges recorded by Digital Visions during the nine-month period ended September 30, 2001 that will not be incurred on a pro forma combined basis.

         (D) To eliminate amortization of goodwill recorded by Digital Visions for the nine-month period ended September 30, 2001 resulting from Netzee, Inc.'s acquisition of Digital Visions on March 7, 2000.

         (E) To eliminate the impairment charge, which resulted in the write-down of intangible assets, recorded by Digital Visions during the nine-month period ended September 30, 2001.

         (F) To record a benefit for income taxes equal to 40% of Digital Visions net loss, adjusted for pro forma entries, for the nine-month period ended September 30, 2001.

         (G) To eliminate amortization of intangible assets recorded by Digital Visions for the period from February 29, 2000 through December 31, 2000 resulting from Netzee, Inc.'s acquisition of Digital Visions on March 7, 2000, and the amortization of the intangible assets recorded by Digital Visions, Inc. for the period from January 1, 2000 through February 28, 2000.

         (H) To record amortization of intangible assets for the year ended December 31, 2000 resulting from the Company's acquisition of substantially all of the assets of the Digital Visions business unit from Netzee, Inc. Amortization expense was calculated on a straight-line basis over the estimated useful life of the intangible assets acquired of five years.

SS&C TECHNOLOGIES, INC.
NOTES TO THE UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

         (I) To eliminate corporate overhead charges recorded by Digital Visions during the year ended December 31, 2000 that will not be incurred on a pro forma combined basis.

         (J) To eliminate amortization of goodwill recorded by Digital Visions for the period from February 29, 2000 through December 31, 2000 resulting from Netzee, Inc.'s acquisition of Digital Visions on March 7, 2000

         (K) To record a benefit for income taxes equal to 40% of Digital Visions net loss, adjusted for pro forma entries, for the year ended December 31, 2000.